PROSPECTUS SUPPLEMENT DATED FEBRUARY 1, 1996, TO
THE PIERPONT FUNDS PROSPECTUS, DATED DECEMBER 29, 1995


         This supplement changes the daily cut-off times for purchases and redemptions of shares of The Pierpont Treasury Money Market Fund.

         The following restates the third sentence of the second paragraph under the caption "Purchase Price and Settlement" on page 34:

         Immediately available funds must be received by 3:00 P.M. New York time on a business day in the case of The Pierpont Money Market Fund, by 12:00 noon New York time on a business day in the case of The Pierpont Treasury Money Market Fund, and by 11:00 A.M. New York time on a business day in the case of The Pierpont Tax Exempt Money Market Fund, for the purchase to be effective and dividends to be earned on the same day.

         The following restates the first sentence of the second paragraph under the caption "Method of Redemption" on page 35:

         A redemption request received on a business day prior to 1:00 P.M. New York time in the case of The Pierpont Money Market Fund, prior to 12:00 noon New York time in the case of The Pierpont Treasury Money Market Fund, and prior to 11:00 A.M. New York time in the case of The Pierpont Tax Exempt Money Market Fund is effective on that day.


TREASIP2.DOC